UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 20, 2009

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 781-3600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 20, 2009, Career Education Corporation (the “Company”) entered into Option Extension and Amendment Agreements with its non-employee directors (other than Gregory L. Jackson, who entered into a separate agreement addressed immediately below) regarding outstanding option grants held by the Company’s non-employee directors. These agreements amend such outstanding option grants to (i) increase the stock ownership threshold upon which a change in control is deemed to occur from twenty percent (20%) to thirty-five percent (35%) and (ii) extend the post-termination exercise period of such options to the earlier of (a) three (3) years following termination of service as a director of the Company, and (b) the original expiration date of the option, except in the case of termination of service as a director of the Company at a time when “Cause” (as defined in the Career Education Corporation 2008 Incentive Compensation Plan (the “2008 Plan”)) exists. The forms of such agreements are attached hereto as Exhibits 10.1 and 10.2.

On February 20, 2009, the Company entered into an Option Extension Agreement with Gregory L. Jackson, a non-employee director of the Company who holds Company options only under the 2008 Plan. The purpose of such agreement is to extend the post-termination exercise period of such options to the earlier of (a) three (3) years following termination of service as a director of the Company, and (b) the original expiration date of the option, except no such extension will be granted in the case of termination of service as a director of the Company at a time when “Cause” (as defined in the 2008 Plan) exists. The form of such agreement is attached hereto as Exhibit 10.3.

On February 20, 2009, the Company entered into Option and Restricted Stock Amendment Agreements with the Company’s Section 16 reporting officers (each, an “Officer”) amending all outstanding Company options and restricted stock held by such Officers under the Career Education Corporation 1998 Employee Incentive Compensation Plan (the “1998 Plan”). These agreements amend such outstanding options and restricted stock awards to (i) increase the stock ownership threshold upon which a change in control is deemed to occur from twenty percent (20%) to thirty-five percent (35%) and (ii) provide that, upon the Termination of Employment (as defined in the 1998 Plan) of any Officer by the Company without Cause (as defined in the 1998 Plan), the options held by such Officer under the 1998 Plan shall become fully exercisable and the shares of restricted stock held by such Officer under the 1998 Plan shall become fully vested. The form of such agreement is attached hereto as Exhibit 10.4.

On February 20, 2009, the Company entered into a Restricted Stock Amendment Agreement with Gary E. McCullough, the President and Chief Executive Officer of the Company, regarding 72,000 shares of restricted stock issued pursuant to that certain Restricted Stock Agreement dated March 7, 2007 between the Company and Mr. McCullough. As of February 20, 2009, 36,000 of such shares remain unvested. The agreement increases the stock ownership threshold upon which a change in control is deemed to occur from twenty percent (20%) to thirty-five percent (35%) for these restricted shares. The form of such agreement is attached hereto as Exhibit 10.5.

The foregoing descriptions of the Option Extension and Amendment Agreements, Option Extension Agreement, Option and Restricted Stock Amendment Agreements, and Restricted Stock Amendment Agreement are qualified in their entirety by reference to the text of the agreements, filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosure required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Form of Option Extension and Amendment Agreements dated February 20, 2009 between the Company and the following non-employee directors: Dennis H. Chookaszian, Patrick W. Gross, Thomas B. Lally, Steven H. Lesnik and Leslie T. Thornton.

10.2	Form of Option Extension and Amendment Agreements dated February 20, 2009 between the Company and the following non-employee directors: David W. Devonshire and Edward A. Snyder.

10.3	Form of Option Extension Agreement dated February 20, 2009 between the Company and Gregory L. Jackson.

10.4	Form of Option and Restricted Stock Amendment Agreements dated February 20, 2009 between the Company and its Section 16 reporting officers.

10.5	Form of Restricted Stock Amendment Agreement dated February 20, 2009 between the Company and Gary E. McCullough.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary

Dated: February 20, 2009

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Form of Option Extension and Amendment Agreements dated February 20, 2009 between the Company and the following non-employee directors: Dennis H. Chookaszian, Patrick W. Gross, Thomas B. Lally, Steven H. Lesnik and Leslie T. Thornton.

10.2	Form of Option Extension and Amendment Agreements dated February 20, 2009 between the Company and the following non-employee directors: David W. Devonshire and Edward A. Snyder.

10.3	Form of Option Extension Agreement dated February 20, 2009 between the Company and Gregory L. Jackson.

10.4	Form of Option and Restricted Stock Amendment Agreements dated February 20, 2009 between the Company and its Section 16 reporting officers.

10.5	Form of Restricted Stock Amendment Agreement dated February 20, 2009 between the Company and Gary E. McCullough.

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